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                                 EXHIBIT 10.33

                  EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
                   1997 EXECUTIVE INCENTIVE COMPENSATION PLAN
                                AWARD CERTIFIED

    This AWARD CERTIFICATION ("Certification") has been executed as of the effective date by the Compensation Committee of the Board of Directors of Expeditors International of Washington, Inc. ("Committee"). This Certification applies to awards under Expeditors' 1997 Executive Incentive Compensation Plan
("Plan") for the quarterly period beginning       and ending       .

    The Committee hereby calculates the total amount of the Executive Bonus Pool
to be $         and having previously divided the Executive Bonus Pool into
      units hereby establishes the amount of each unit as $         . Set forth
below is the name and amount of award for each Plan participant for the above referenced period:

PARTICIPANT                                    AMOUNT
------------------------------------           ------------------------
------------------------------------           ------------------------
------------------------------------           ------------------------
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

    This Certification shall be effective when evidenced by the signatures of not less than a majority of the duly elected members of the Committee and shall authorize the Chief Financial Officer to pay such amounts pursuant to the terms of the Plan.

MEMBERS OF THE COMPENSATION COMMITTEE


------------------------------------     Date
  James J. Casey


------------------------------------     Date
  Dan P. Kourkoumelis


------------------------------------     Date
  John W. Meisenbach

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